UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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The Procter & Gamble Company

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on October 8, 2019.

THE PROCTER & GAMBLE COMPANY

SHAREOWNER SERVICES

P.O. BOX 64945

ST. PAUL, MN 55164-0945

Meeting Information

Meeting Type:          Annual

For holders as of:    August 9, 2019

Date:    October 8, 2019        Time:     9:00 a.m.

Location:   General Offices of the

                    Procter & Gamble Company

                    1 Procter & Gamble Plaza

                     Cincinnati, OH 45202

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NOTICE AND PROXY STATEMENT        ANNUAL REPORT

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Voting Items

The Board of Directors recommends a vote FOR the following action:

1.  ELECTION OF DIRECTORS

     Nominees:

     1a.   Francis S. Blake

     1b.   Angela F. Braly

     1c.   Amy L. Chang

     1d.   Scott D. Cook

     1e.   Joseph Jimenez

     1f.    Terry J. Lundgren

    1g.   Christine M. McCarthy

    1h.   W. James McNerney, Jr.

    1i.    Nelson Peltz

    1j.    David S. Taylor

    1k.   Margaret C. Whitman

    1l.    Patricia A. Woertz

The Board of Directors recommends a vote FOR the following proposals:

2.	Ratify Appointment of the Independent Registered Public Accounting Firm

3.	Advisory Vote to Approve the Company’s Executive Compensation (the “Say on Pay” vote)

4.	Approval of The Procter & Gamble 2019 Stock and Incentive Compensation Plan